UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020 (November 19, 2020)

HighPoint Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38435	82-3620361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.001 par value	HPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On November 19, 2020, the New York Stock Exchange (“NYSE”) notified HighPoint Resources Corporation (the “Company”) that the Company had regained compliance with the NYSE continued listing standard relating to the average closing price of the Company’s shares. As previously disclosed, on March 13, 2020, the Company received notice from the NYSE that it was not in compliance with the NYSE’s continued listing standards as a result of the average closing price of the Company's common stock being less than $1.00 per share over a consecutive 30 trading-day period. The Company regained compliance after its average closing share price for the 30 trading-day period ending November 19, 2020 was above the NYSE’s minimum requirement of $1.00 per share.

On November 24, 2020, the Company issued a press release announcing the Company has regained compliance with the NYSE’s continued listing standards relating to the average closing price of the Company’s shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As reported on November 10, 2020, the Company received a separate notice from the NYSE that it is no longer in compliance with the NYSE continued listing standards set forth in Section 802.01B of the NYSE’s Listed Company Manual due to the fact that the Company’s average global market capitalization over a consecutive 30 trading-day period was less than $50 million and, at the same time, its stockholders’ equity was less than $50 million. In accordance with NYSE procedures, the Company intends to submit a plan to the NYSE within 45 days of receipt of the notice advising the NYSE of definitive action it has taken, or is taking, to bring it into compliance within 18 months of receipt of the notice. The Company’s common stock will continue to be listed and traded on the NYSE during the applicable cure period under the common stock trading symbol “HPR.”

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release, dated November 24, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 24, 2020	HIGHPOINT RESOURCES CORPORATION

		By:	/s/ Kenneth A. Wonstolen
Kenneth A. Wonstolen
Senior Vice President - General Counsel; and Secretary